SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14a

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Speedemissions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

The filing fee of $_______ was calculated on the basis of the information that follows:

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4.	Proposed maximum Aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the 2009 Annual Meeting of Shareholders

of Speedemissions, Inc. (“Speedemissions”)

to be held on Monday, June 15, 2009.

The proxy statement, Annual Report on Form 10-K, the proxy card, and other proxy materials are available at https://www.sendd.com/EZProxy/?project_id=294.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy of these documents. Please make your request for a copy as instructed below on or before June 8, 2009 to facilitate timely delivery.

To our Shareholders:

The Annual Meeting of Shareholders of Speedemissions will be held at 10:00 a.m., local time, on Monday, June 15, 2009, at the headquarters of Speedemissions located at 1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290, for the following purposes:

(1)	To elect five (5) directors of Speedemissions to serve until the 2010 annual meeting and until their successors are elected and qualified;

(2)	To ratify the appointment of Habif, Arogeti & Wynne LLP as independent auditors of Speedemissions for the fiscal year ending December 31, 2009; and

(3)	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors has set April 6, 2009 as the record date for the annual meeting. You will only be entitled to notice of, and to vote at, the annual meeting if you are a holder of record of shares of Speedemissions’ common stock or Series A Convertible Preferred Stock at the close of business on the record date. The stock transfer books will not be closed.

We may adjourn the annual meeting without notice other than announcement at the meeting or adjournments thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

We have provided details concerning those matters to come before the annual meeting in the proxy statement. Whether you plan to attend the annual meeting or not, please sign, date and return the Proxy Card. Returning your proxy card does not deprive you of your right to attend the annual meeting and to vote your shares in person.

Meeting Location:

Speedemissions Corporate Office

1015 Tyrone Road, Suite 220

Tyrone, Georgia 30290

The following materials are available for you to review online:

•	the Notice of the Annual Meeting of the Shareholders;

•	the Speedemissions’ 2009 Proxy Statement;

•	the Speedemissions’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008;

•	the Proxy Card; and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials,

Toll-free phone number: 1(800) 783-3344

Email: ms@speedemissions.com

Internet: www.speedemissions.com

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